                         FOURTH AMENDMENT AND WAIVER TO
                      DEBTOR-IN-POSSESSION CREDIT AGREEMENT

         FOURTH AMENDMENT AND WAIVER, DATED AS OF DECEMBER 21, 1999 (THE "AMENDMENT AND WAIVER"), to the DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of June 1, 1999, among LOEWEN GROUP INTERNATIONAL, INC., a Delaware corporation (the "COMPANY"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, each of the Company's Subsidiaries listed on the signature pages thereto, each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (collectively and together with the Company, the "BORROWERS"), THE LOEWEN GROUP INC., a corporation organized under the laws of the Province of British Columbia, Canada ("TLGI"), FIRST UNION NATIONAL BANK ("FIRST UNION"), each of the other financial institutions party thereto (together with First Union, the "LENDERS") and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, the "AGENT"):

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, TLGI, the Lenders and the Agent are parties to that certain Debtor-In-Possession Credit Agreement, dated as of June 1, 1999, as amended by that certain First Amendment to Debtor-In-Possession Credit Agreement, dated as of July 16, 1999, that certain Waiver Letter, dated August 19, 1999, that certain Second Amendment to Debtor-In-Possession Credit Agreement, dated as of August 24, 1999 and that certain Third Amendment and Waiver to Debtor-In-Possession Credit Agreement, dated as of October 21, 1999 (as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

         WHEREAS, as used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein; and

         WHEREAS, the Borrowers have defaulted in the performance of certain financial covenants under the Credit Agreement and, as a consequence, certain Defaults have occurred and are continuing under the Credit Agreement and the Loan Documents; and

         WHEREAS, the Borrowers and TLGI have requested that the Agent and the Lenders waive such Defaults and the Agent and the Lenders have agreed to such waivers, subject to the express terms and conditions of this Amendment and Waiver; and

         WHEREAS, Section 7.16 of the Credit Agreement provides that, no earlier than the date on which the Final Borrowing Order is entered by the U.S. Court, Neweol (Delaware), L.L.C. ("NEWEOL") shall (subject to the approval of the U.S. Court) repay in full all Indebtedness outstanding under the Fairway Receivables Facility (the aggregate principal amount of which Indebtedness shall not exceed $50,000,000) on terms acceptable to the Agent, PROVIDED that in connection with any such prepayment, all commitments to lend or make other extensions of credit thereunder, and all further obligations of the Borrowers and their Subsidiaries shall terminate and all Liens securing Indebtedness or other obligations of TLGI, the Borrowers and their Subsidiaries under such facility shall be released, and Neweol shall concurrently therewith become a Borrower under the Credit Agreement pursuant to
Section 7.30 thereof; and

         WHEREAS, on December 8, 1999, the Borrowers filed with the U.S. Court the Notice of Motion of Debtors and Debtors In Possession for Entry of an Order Regarding (A) Payment of Receivables Finance Facility with Fairway Finance Corporation, (B) Factoring of Certain Accounts Receivable and (C) Certain Related Relief (the "NEWEOL MOTION") seeking an order (the "NEWEOL ORDER") authorizing the repayment of the Fairway Receivables Facility on the terms and conditions set forth therein; and

         WHEREAS, a hearing before the U.S. Court with respect to the Neweol Motion has been scheduled for December 28, 1999; and

         WHEREAS, the Borrowers, TLGI, the Agent and the Lenders have agreed (i) that, subject to the terms and conditions set forth herein, Neweol shall become a Borrower under the Credit Agreement and (ii) to modify certain provisions of the Credit Agreement.

         NOW, THEREFORE, it is agreed:

I. WAIVERS. (a) The Agent and the Lenders hereby waive the following Defaults which have occurred and are continuing under the Credit Agreement and the Loan Documents:

(i)            Failure to comply with Section 7.31 for the month of September
               1999.

(ii) Failure to comply with the limitation on repayments of non-compete obligations set forth in Section 7.33(x) of the Credit Agreement for the months of September and October 1999.

         (b) Pursuant to Section 7.30 of the Credit Agreement, the Borrowers agreed to use reasonable efforts to cause each Subsidiary listed on Schedule
7.30 to the Credit Agreement to execute and deliver the documents necessary for such Subsidiaries to become Borrowers thereunder. The Borrowers have requested that the Lenders waive the requirements of Section 7.30 with respect to Byron's Funeral Homes, Inc., Cuffe-McGinn Funeral Home, Inc., Doane Beal & Ames, Inc., Doba Haby Insurance Agency, Inc., Edward J. Gaffey & Sons, Inc., Ernest A. Richardson Funeral Home, Inc., Hafey Funeral Service, Inc., John C. Mulry Funeral Homes, Inc., Ratell Funeral Home, Inc., McHugh Funeral Home (collectively, the "NON-FILING SUBSIDIARIES"). The Lenders hereby waive the requirements of Section 7.30 with respect to the Non-filing Subsidiaries.

I.       AMENDMENTS. The Credit Agreement is hereby amended as follows:

              (a) Schedule 2.1 to the Credit Agreement is hereby replaced in its entirety by Schedule 2.1 attached as Exhibit A hereto.

              (b) Section 1.1 of the Credit Agreement is hereby amended by

                    (i) inserting the following definition immediately after the definition of the term "Floating Rate Loan":

                              "FOURTH AMENDMENT" means the Fourth Amendment and
                         Waiver to Debtor-In-Possession Credit Agreement dated as of December 21, 1999 among the Borrowers, TLGI, the Agent and the Lenders."

                    (ii) inserting the following definition immediately before the definition of the term "Indebtedness":

                              "HMIS EXPENDITURES" means all expenses or capital
                         expenditures incurred by TLGI, any Borrower or any of their respective Subsidiaries which are directly related to the development or implementation of the Hanlon Management Information System and which are set forth on forth on the HMIS Budget annexed as Exhibit B to the Fourth Amendment."

                    (iii) inserting the following definition immediately after the definition of the term "Investment":

                              "INVESTMENT MANAGER CHANGE GAIN/LOSS" means any
                         non-cash gain or loss arising directly from the replacement of any investment manager or trustee as approved by the Investment Committee of the Company's Board of Directors."

              (c) Section 2.10(b)(iii) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

                    "(iii) PREPAYMENTS FROM CASH BALANCES. On the second
              Business Day of each week, the Borrowers shall prepay outstanding Revolving Loans in an amount equal to the excess of
              (x) the amount of the Cash Balances of the Borrowers in the Borrower Concentration Account as of the immediately preceding Friday (or, if such day is not a Business Day, the immediately preceding Thursday) over (y) $15,000,000."

               (d) Section 7.1(m) is hereby amended by deleting the date "October 15, 1999" appearing in the first line thereof and inserting in lieu thereof the date "February 15, 2000".

               (e) Section 7.10(a) of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following sentence:

                    "(a) The Borrowers have established concentration
               accounts (together, the "BORROWER CONCENTRATION ACCOUNT") at Bank One, N.A. and First Union which receive all transfers and payments from the cash management system described in Schedule 6.21."

               (f) Section 7.20 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (e) thereof, (ii) deleting the period appearing at the end of clause (f) thereof and inserting in lieu thereof the word "; and", and (iii) inserting the following clause at the end thereof:

                    "(g) deposits to secure statutory obligations, surety and
               appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business in an amount not to exceed $2,000,000 in the aggregate."

               (g) Section 7.21 of the Credit Agreement is hereby amended by (i) inserting the phrase "excluding any HMIS Expenditures incurred and Investment Manager Change Gain/Loss realized during such period" immediately following the parenthetical appearing therein, and (ii) deleting the chart appearing therein and inserting the following chart in lieu thereof:

------------------------- ---------------------- --------------------
         DATE             MINIMUM CEMETERY       MINIMUM CEMETERY
                          OPERATING CASH FLOW    OPERATING CASH FLOW
                          (FOR CURRENT FISCAL    (FOR PRIOR ONE, TWO,
                          QUARTER)               THREE OR FOUR FISCAL
                                                 QUARTER PERIOD, AS
                                                 APPLICABLE)
------------------------- ---------------------- -----------------------
June 30, 1999             ($10,000,000)          ($10,000,000)
------------------------- ---------------------- -----------------------
September 30, 1999        ($11,000,000)          ($21,000,000)
------------------------- ---------------------- -----------------------
December 31, 1999         ($4,500,000)           ($25,500,000)
------------------------- ---------------------- -----------------------
March 31, 2000            $2,000,000             ($23,500,000)
------------------------- ---------------------- -----------------------
June 30, 2000             $4,000,000             ($9,500,000)
------------------------- ---------------------- -----------------------
September 30, 2000        $3,000,000             ($16,500,000)
------------------------- ---------------------- -----------------------
December 31, 2000         $5,000,000             ($11,500,000)
------------------------- ---------------------- -----------------------
March 31, 2001            $5,000,000             ($6,500,000)
------------------------- ---------------------- -----------------------

     (h) Section 7.22 of the Credit Agreement is hereby amended by (i) inserting the phrase "excluding any HMIS Expenditures incurred and any Investment Manager Change Gain/Loss realized during such period" immediately following the parenthetical appearing therein, and (ii) deleting the chart appearing therein and inserting the following chart in lieu thereof:

---------------------- ------------------------ ------------------------
       DATE            MINIMUM NON-             MINIMUM NON-CEMETERY
                       CEMETERY                 OPERATING CASH FLOW
                       OPERATING CASH FLOW      (FOR PRIOR ONE, TWO,
                       (FOR CURRENT FISCAL      THREE OR FOUR FISCAL
                       QUARTER)                 QUARTER PERIOD, AS
                                                APPLICABLE)
---------------------- ------------------------ ------------------------
June 30, 1999          $15,000,000              $15,000,000
---------------------- ------------------------ ------------------------
September 30, 1999     $10,000,000              $25,000,000
---------------------- ------------------------ ------------------------
December 31, 1999      $1,000,000               $26,000,000
---------------------- ------------------------ ------------------------
March 31, 2000         $27,500,000              $53,500,000
---------------------- ------------------------ ------------------------
June 30, 2000          $23,000,000              $76,500,000
---------------------- ------------------------ ------------------------
September 30, 2000     $15,500,000              $92,000,000
---------------------- ------------------------ ------------------------
December 31, 2000      $20,000,000              $102,000,000
---------------------- ------------------------ ------------------------
March 31, 2001         $30,000,000              $132,000,000
---------------------- ------------------------ ------------------------

     (i) Section 7.23 of the Credit Agreement is hereby amended by (i) inserting the phrase "excluding any HMIS Expenditures incurred and any Investment Manager Change Gain/Loss realized during such period" immediately following the parenthetical appearing therein, and (ii) deleting the chart appearing therein and inserting the following chart in lieu thereof:

------------------------ ----------------------- -----------------------
        DATE             MINIMUM CONSOLIDATED    MINIMUM CONSOLIDATED
                         OPERATING CASH FLOW     OPERATING CASH FLOW
                         (FOR CURRENT FISCAL     (FOR PRIOR ONE, TWO,
                         QUARTER)                THREE OR FOUR FISCAL
                                                 QUARTER PERIOD, AS
                                                 APPLICABLE)
------------------------ ----------------------- -----------------------
September 30, 1999       ($5,000,000)            ($5,000,000)
------------------------ ----------------------- -----------------------
December 31, 1999        ($10,100,000)           ($15,100,000)
------------------------ ----------------------- -----------------------


------------------------ ----------------------- -----------------------
        DATE             MINIMUM CONSOLIDATED    MINIMUM CONSOLIDATED
                         OPERATING CASH FLOW     OPERATING CASH FLOW
                         (FOR CURRENT FISCAL     (FOR PRIOR ONE, TWO,
                         QUARTER)                THREE OR FOUR FISCAL
                                                 QUARTER PERIOD, AS
                                                 APPLICABLE)
------------------------ ----------------------- -----------------------
March 31, 2000           $20,000,000             $  4,900,000
------------------------ ----------------------- -----------------------
June 30, 2000            $20,000,000             $24,900,000
------------------------ ----------------------- -----------------------
September 30, 2000       $10,000,000             $34,900,000
------------------------ ----------------------- -----------------------
December 31, 2000        $20,000,000             $54,900,000
------------------------ ----------------------- -----------------------
March 31, 2001           $26,000,000             $80,900,000
------------------------ ----------------------- -----------------------

     (j) Section 7.24 of the Credit Agreement is hereby amended by deleting the chart appearing therein and inserting the following chart in lieu thereof:

------------------------------------ ------------------------------------
          DATE                       MINIMUM FUNERAL
                                     HOME GROSS MARGIN
------------------------------------ ------------------------------------
June 30, 1999                        $45,000,000
------------------------------------ ------------------------------------
July 31, 1999                        $42,500,000
------------------------------------ ------------------------------------
August 31, 1999                      $40,000,000
------------------------------------ ------------------------------------
September 30, 1999                   $38,500,000
------------------------------------ ------------------------------------
October 31, 1999                     $33,000,000
------------------------------------ ------------------------------------
November 30, 1999                    $32,000,000
------------------------------------ ------------------------------------
December 31, 1999                    $33,000,000
------------------------------------ ------------------------------------
January 31, 2000                     $41,500,000
------------------------------------ ------------------------------------
February 28, 2000                    $43,000,000
------------------------------------ ------------------------------------
March 31, 2000                       $56,500,000
------------------------------------ ------------------------------------
April 30, 2000                       $53,000,000
------------------------------------ ------------------------------------
May 31, 2000                         $51,500,000
------------------------------------ ------------------------------------


------------------------------------ ------------------------------------
          DATE                       MINIMUM FUNERAL
                                     HOME GROSS MARGIN
------------------------------------ ------------------------------------
June 30, 2000                        $47,500,000
------------------------------------ ------------------------------------
July 31, 2000                        $45,000,000
------------------------------------ ------------------------------------
August 31, 2000                      $43,000,000
------------------------------------ ------------------------------------
September 30, 2000                   $42,000,000
------------------------------------ ------------------------------------
October 31, 2000                     $44,000,000
------------------------------------ ------------------------------------
November 30, 2000                    $45,000,000
------------------------------------ ------------------------------------
December 31, 2000                    $47,500,000
------------------------------------ ------------------------------------
January 31, 2001                     $52,000,000
------------------------------------ ------------------------------------
February 28, 2001                    $54,500,000
------------------------------------ ------------------------------------
March 31, 2001                       $58,500,000
------------------------------------ ------------------------------------
April 30, 2001                       $54,500,000
------------------------------------ ------------------------------------
May 31, 2001                         $53,000,000
------------------------------------ ------------------------------------

     (k) Section 7.25 of the Credit Agreement is hereby amended by deleting clauses (ii) and (iii) thereof in their entirety and inserting the following clauses in lieu thereof:

               "(ii) in the case of the fiscal quarter ended December 31, 1999, 85%, (iii) in the case of the fiscal quarter ended March 31, 2000, 92.5%, and (iv) thereafter, 95% of Funeral Home Revenue for the 3-month period ending on the last day of the corresponding fiscal quarter in the immediately preceding year;".

     (l) Section 7.31 of the Credit Agreement is hereby amended by (i) inserting the phrase "excluding any HMIS Expenditures incurred during such period" immediately following the parenthetical appearing therein, and (ii) deleting the chart appearing therein and inserting the following chart in lieu thereof:

------------------------------ -------------------------------------
          DATE                      MAXIMUM CONSOLIDATED CAPITAL
                                            EXPENDITURES

------------------------------ -------------------------------------
September 30, 1999             $16,000,000
------------------------------ -------------------------------------
December 31, 1999              $36,500,000
------------------------------ -------------------------------------
March 31, 2000                 $49,900,000
------------------------------ -------------------------------------
June 30, 2000                  $67,900,000
------------------------------ -------------------------------------
September 30, 2000             $69,900,000
------------------------------ -------------------------------------
December 31, 2000              $72,000,000
------------------------------ -------------------------------------
March 31, 2001                 $72,000,000
------------------------------ -------------------------------------

     (m) Article 7 of the Credit Agreement is hereby amended by inserting the following Section immediately following Section 7.31:

               7.31A HMIS EXPENDITURES. Neither TLGI nor any Borrower will, nor will they permit any Subsidiary to, make, incur any liability to make, in any four-fiscal quarter period (or in the case of any four-fiscal quarter period ending prior to June 30, 2000, the one-, two-or three-fiscal quarter period from July 1, 1999 to the end of the fiscal quarter for which HMIS Expenditures are being calculated) ending on a date set forth below, HMIS Expenditures on a consolidated basis in an aggregate amount in excess of the corresponding amount set forth below opposite such date:

------------------------------ --------------------------------
            DATE               MAXIMUM HMIS
                               EXPENDITURES
------------------------------ --------------------------------
December 31, 1999              $11,750,000
------------------------------ --------------------------------
March 31, 2000                 $22,250,000
------------------------------ --------------------------------
June 30, 2000                  $29,250,000
------------------------------ --------------------------------
September 30, 2000             $33,500,000
------------------------------ --------------------------------
December 31, 2000              $31,500,000
------------------------------ --------------------------------
March 31, 2001                 $24,000,000
------------------------------ --------------------------------

     (n) Section 7.33 of the Credit Agreement is hereby amended by deleting clause (i)(x) in its entirety and inserting in lieu thereof : "(x) repayments of non-compete obligations not to exceed (A) $2,000,000 for the quarter ended December 31, 1999, (B) $2,600,000 for the quarter ended March 31, 2000, (C) $2,750,000 for the quarter ended June 30, 2000, (D) $2,250,000 for the quarter ended September 30, 2000, (E) $2,150,000 for the quarter ended December 31, 2000, or (F) $2,300,000 for the quarter ended March 31, 2001".

     (o) Section 14.1 of the Credit Agreement is hereby amended by deleting phrase "below its signature hereto" appearing in the fourth line thereof and inserting in lieu thereof the following: "in the case of the Agent or the Lenders, on Schedule 2.1 hereto and in the case of the Company, the Borrowers or TLGI, to it or them at 4126 Norland Avenue, Burnaby, British Columbia V5G 3S8, Canada".

     (p) The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

     3. NEWEOL. Neweol shall become a Borrower under the Credit Agreement on the date when each of the following conditions has been satisfied or waived (the "NEWEOL EFFECTIVE DATE"): (i) the Neweol Order shall have been entered by the U.S. Court in a form acceptable to the Agent, (ii) the conditions set forth in Section 6 hereof shall have been satisfied, (iii) Neweol shall have delivered to the Agent (a) a joinder agreement substantially in the form of Exhibit H to the Credit Agreement, duly executed by Neweol, pursuant to which Neweol shall agree to be bound by the Credit Agreement as a Borrower and to assume and perform its obligations thereunder as a Borrower and (b) a counterpart to the Security Agreement, (iv) the Borrowers and TLGI shall deliver to the Agent a copy of Neweol's (a) articles of incorporation or comparable constitutive documents, together with all material amendments, and, to the extent applicable, a certificate of good standing, in each case certified by the appropriate governmental officer in the jurisdiction of its organization, (b) by-laws or comparable constitutive laws, rules or regulations certified by the Secretary, Assistant Secretary or other appropriate officer or director of it, and (v) board of directors' resolutions, certified by the Secretary, Assistant Secretary or other appropriate officer or director of it (and resolutions of other bodies, if any are deemed necessary by counsel for the Agent) authorizing the execution of and performance under the Credit Agreement and the Collateral Documents by Neweol. Each of the foregoing certifications shall be as of a date reasonably acceptable to the Agent not more than 30 days prior to the Neweol Effective Date. On the Neweol Effective Date, Schedule A to the Credit Agreement shall be deemed amended to include Neweol as a Borrower thereunder.

     4. AMENDMENT FEE. In consideration of the execution and delivery of this Amendment and Waiver, the Borrowers shall, on the Effective Date, pay to the Agent on behalf of each Lender that executes and delivers this Fourth Amendment on or prior to December 21, 1999 at 12:00 noon (EST) an amendment fee equal to
 .20% of such Lender's Commitment outstanding on the Effective Date (collectively, the "AMENDMENT FEE").

     5. CONSENT. Pursuant to a motion filed with the U.S. Court on October 1, 1999, the Borrowers requested that the U.S. Court authorize them to, among other things, sell certain certificates of indebtedness issued by Beverly Hills Cemetery Corporation, Inc. and Cemetery Gardens, Inc. (the "SALE"). The Borrowers have requested, in accordance with Section 7.15(a) of the Credit Agreement, that the Lenders consent to the Sale. By the terms of this Amendment and Waiver, the Lenders hereby consent to the Sale, PROVIDED that the Borrowers comply with the prepayment and Commitment reduction requirements set forth in
Section 2.10(b) of the Credit Agreement.

     6. CONDITIONS TO EFFECTIVENESS OF AMENDMENT AND WAIVER. This Amendment and Waiver shall not become effective (the "EFFECTIVE DATE") until (i) the date on which this Amendment and Waiver shall have been executed by the Borrowers, TLGI, the Required Lenders and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Agent shall have received the Amendment Fee referred to in Section 4 hereof, and (iii) the U.S. Court shall have entered an order authorizing the execution of this Amendment and Waiver by the Borrowers, PROVIDED, however, that the Neweol Effective Date shall not occur until the conditions set forth in Section 3 hereof shall have been satisfied.

     7. COSTS AND EXPENSES. The Borrowers agree that their obligations set forth in Section 10.7 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment and Waiver.

     8. LIMITED AMENDMENT AND WAIVER. This Amendment and Waiver shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or
(b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment and Waiver.

     9. COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10. GOVERNING LAW. This Amendment and Waiver shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and the year first above written.

                                            LOEWEN GROUP INTERNATIONAL, INC.


                                            By:  _______________________________
                                            Name:
                                            Title:

                                            EACH OF THE ENTITIES LISTED ON
                                            SCHEDULE A TO THE CREDIT AGREEMENT

                                            By:  _______________________________
                                                     on behalf of each of
                                                     the entities listed on
                                                     Schedule A to the Credit
                                                     Agreement

                                            Name:
                                            Title:

                                            THE LOEWEN GROUP INC.


                                            By:  _______________________________
                                            Name:
                                            Title:

                                            FIRST UNION NATIONAL BANK,
                                            INDIVIDUALLY AND AS ADMINISTRATIVE
                                            AGENT

                                            By:  _______________________________
                                            Name:
                                            Title:

                                            BANK OF SCOTLAND


                                            By:  _________________________
                                            Name:
                                            Title:

                                            THE CIT GROUP/BUSINESS CREDIT, INC.


                                            By:  _________________________
                                            Name:
                                            Title:

                                            BANKERS LIFE & CASUALTY CO.
                                            By:  Conseco Capital Management,
                                                 as investment advisor


                                            By:  _________________________
                                            Name:
                                            Title:


                                            CREDIT AGRICOLE INDOSUEZ


                                            By:  _________________________
                                            Name:
                                            Title:

                                            By:  _________________________
                                            Name:
                                            Title:

                                            FOOTHILL CAPITAL CORPORATION


                                            By:  _________________________
                                            Name:
                                            Title:

                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By:  _________________________
                                            Name:
                                            Title:

                                            GMAC BUSINESS CREDIT


                                            By:  _________________________
                                            Name:
                                            Title:

                                            MELLON BANK, N.A.


                                            By:  _________________________
                                            Name:
                                            Title:

                                            PPM FINANCE, INC.


                                            By:  _________________________
                                            Name:
                                            Title:

                                            GOLDMAN SACHS CREDIT PARTNERS L.P.


                                            By:  _________________________
                                            Name:
                                            Title:

                                            BARCLAYS BANK PLC


                                            By:  _________________________
                                            Name:
                                            Title:

                                            COAST BUSINESS CREDIT


                                            By:  _________________________
                                            Name:
                                            Title:

                                            SOVEREIGN BANK


                                            By: _________________________
                                            Name:
                                            Title:


                                            BANK OF MONTREAL


                                            By: _________________________
                                            Name:
                                            Title:

                                            MORGENS WATERFALL HOLDINGS, LLC


                                            By: _________________________
                                            Name:
                                            Title:

                                             EXHIBIT A

                                            SEE ATTACHED.

                                             EXHIBIT B

                                            HMIS BUDGET

                                           SEE ATTACHED.